UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

VALLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-1824293	82-4369909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. 18th Street, Suite 300, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 207-3606
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VLON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

On April 13, 2021, Vallon Pharmaceuticals, Inc. issued a press release that provided a clinical program update for its lead program, ADAIR, a proprietary abuse-deterrent formulation of immediate-release (IR) dextroamphetamine currently in development for the treatment of attention deficit hyperactivity disorder (ADHD) and narcolepsy. A copy of the press release is attached as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

99.1	Press Release, dated April 13, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2021	VALLON PHARMACEUTICALS, INC.

	By:	/s/ David Baker
David Baker
President and Chief Executive Officer

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